April 29, 2010

Keith O`Connell, Esquire
Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:T. Rowe Price Real Assets Fund, Inc. ("Registrant")
File No.: 811-22410

Dear Mr. O`Connell:

Pursuant to Section 6 of the Securities Act of 1933 and Section 8 of the Investment Company Act of 1940, we are hereby filing the Initial Registration Statement of the above-referenced investment company, including the registration of an indefinite number of shares of capital stock.

This filing is submitted for the purpose of registering a new mutual fund to be called T. Rowe Price Real Assets Fund, Inc.

Sections 2 and 4 of the prospectus are common to the prospectuses for all T. Rowe Price retail mutual funds. However, initially the fund will not be available for direct purchase by members of the public. All investments in the fund will be made by T. Rowe Price Associates, Inc., T. Rowe Price International,Inc., or their affiliates on behalf of mutual funds or 529 plans.

The Statement of Additional Information (the "SAI") is the same one used for all T. Rowe Price mutual funds (other than the Variable Insurance Product funds). Certain changes have been made in the text of the SAI to reflect the addition of the new fund. All of these changes have been blacklined.

We are seeking an effective date of June 28, 2010.

If you have any questions about this filing, please give me a call at 410-345-6646 or, in my absence, Darrell Braman at 410-345-2013.

Sincerely,

/s/Brian R. Poole

Brian R. Poole